                                                                                                                        EXHIBIT 99.1

                                                                                                   17:24 Wednesday, March 3, 2004  1


                                                           GSAMP 2004 FM2
                                                      Portfolio Summary Report
                                                  Prepared by Goldman, Sachs & Co.

----------------------------------------------------------------------------------------------------------------------------------
Pg   Pool Classification                                   Loans      Sched Balance Curr WA  Am WAM 2/04 WA  2/04 1st Cap Per Cap
----------------------------------------------------------------------------------------------------------------------------------
0001 GROUP 3                                               1,393    $323,032,288.35   7.456  347.67  349.37  3.16   3.000   1.500
----------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                             1,393    $323,032,288.35
----------------------------------------------------------------------------------------------------------------------------------



















Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
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 Project:              GSAMP 2004 FM2                                                      March 3, 2004  17:24  PAGE 0001
All Loans             Group 3


 ________________________________________________________________________________________________________________________________
|
| Loans|     Sched Balance|Curr WA|Orig WA| Am WAM|2/04 WA| 2/04|1st Cap|Per Cap|Life Ca|Minrate|Maxrate|2/04 MTR|Margin|   OLTV|
|------|------------------|-------|-------|-------|-------|-----|-------|-------|-------|-------|-------|--------|------|-------|
| 1,393|   $323,032,288.35|  7.456| 352.53| 347.67| 349.37| 3.16|  3.000|  1.500|  7.000|  7.285| 14.285|   21.39| 6.947|  79.69|
|------|------------------|-------|-------|-------|-------|-----|-------|-------|-------|-------|-------|--------|------|-------|

(TABLE CONTINUED)
 _________________________________________
|                                         |
| Loans|     Sched Balance|  COLTV|   FICO|
|------|------------------|-------|-------|
| 1,393|   $323,032,288.35|  83.73|629.755|
|------|------------------|-------|-------|

 ____________________________________________________________________________________________________________________________
|                                                                                                                            |
|Current Rate            |Principal Balance        |Orig Term                |2/04 Term              |AM WAM                 |
|------------------------|-------------------------|-------------------------|-----------------------|-----------------------|
| 5.00- 5.49%        1.38| $0 - $25,000        0.73|49 - 60 Mths         0.07|49 - 60 Mths       0.07|Missing           17.34|
| 5.50- 5.99%        8.84| $25,001 - $50,000   1.73|109 - 120 Mths       0.32|109 - 120 Mths     0.32|49 - 60 Mths       0.07|
| 6.00- 6.49%       15.34| $50,001 - $75,000   2.36|121 - 180 Mths       1.35|121 - 180 Mths     1.35|109 - 120 Mths     0.32|
| 6.50- 6.99%       26.77| $75,001 - $100,00   2.44|181 - 240 Mths       3.37|181 - 240 Mths     3.37|121 - 180 Mths     1.35|
| 7.00- 7.49%       12.09| $100,001 - $125,0   2.12|301 - 360 Mths      94.89|301 - 360 Mths    94.89|181 - 240 Mths     3.37|
| 7.50- 7.99%       10.56| $125,001 - $150,0   2.17|                         |                       |301 - 360 Mths    77.55|
| 8.00- 8.49%        5.93| $150,001 - $175,0   1.52|                         |                       |                       |
| 8.50- 8.99%        5.10| $175,001 - $200,0   1.57|                         |                       |                       |
| 9.00- 9.49%        3.79| $200,001 - $225,0   1.11|                         |                       |                       |
| 9.50- 9.99%        2.64| $225,001 - $250,0   0.74|                         |                       |                       |
|10.00-10.49%        1.36| $250,001 - $275,0   0.48|                         |                       |                       |
|10.50-10.99%        2.08| $275,001 - $350,0  15.26|                         |                       |                       |
|11.00-11.49%        1.36| $350,001 - $450,0  36.40|                         |                       |                       |
|11.50-11.99%        1.20| $450,001 - $550,0  24.07|                         |                       |                       |
|12.00-12.49%        0.63| $550,001 - $650,0   5.22|                         |                       |                       |
|12.50-12.99%        0.36| $650,001 - $750,0   1.56|                         |                       |                       |
|13.00-13.49%        0.57| $750,001 - $850,0   0.24|                         |                       |                       |
|                        | $850,001 - $950,0   0.28|                         |                       |                       |
|                        |                         |                         |                       |                       |
|------------------------|-------------------------|-------------------------|-----------------------|-----------------------|

 _____________________________________________________________________________________________________________________________
|                                                                                                                            |
|Geography         |City           |ZIP            |Property Type       |Occupancy        |Purpose        |OLTV              |
|------------------|---------------|---------------|--------------------|-----------------|---------------|------------------|
|California   51.20|SAN JOSE   2.84|95023      0.83|Single Family  87.87|Owner Occu  92.98|Cashout   55.30| 0.01-70.00  19.23|
|New York     11.63|BROOKLYN   1.24|95377      0.61|2-4 Unit        7.93|Non-Owner    5.55|Purchase  41.13| 70.01-75.0   6.26|
|Florida       6.22|LOS ANGE   1.09|95123      0.58|Condo           4.20|2nd Home     1.47|Refinanc   3.57| 75.01-80.0  23.75|
|New Jersey    5.60|SAN DIEG   1.04|92656      0.57|                    |                 |               | 80.01-85.0   7.05|
|Massachuset   3.20|CHICAGO    0.97|94080      0.52|                    |                 |               | 85.01-90.0  30.64|
|Illinois      3.02|TRACY      0.88|91710      0.48|                    |                 |               | 90.01-95.0   7.45|
|Maryland      2.50|MIAMI      0.84|94015      0.44|                    |                 |               | 95.01-100.   5.62|
|Connecticut   1.85|HOLLISTE   0.83|33076      0.40|                    |                 |               |                  |
|Virginia      1.71|SAN FRAN   0.79|95120      0.40|                    |                 |               |                  |
|Michigan      1.41|RIVERSID   0.74|92630      0.37|                    |                 |               |                  |
|*More*       11.65|*More*    88.74|*More*    94.81|                    |                 |               |                  |
|------------------|---------------|---------------|--------------------|-----------------|---------------|------------------|


 ________________________________________________________________
|                                                                |
|Geography         |City           |COLTV             |IO Flag   |
|------------------|---------------|------------------|----------|
|California   51.20|SAN JOSE   2.84| 0.01-70.00  15.03|N    82.66|
|New York     11.63|BROOKLYN   1.24| 70.01-75.0   6.26|Y    17.34|
|Florida       6.22|LOS ANGE   1.09| 75.01-80.0  21.00|          |
|New Jersey    5.60|SAN DIEG   1.04| 80.01-85.0   6.91|          |
|Massachuset   3.20|CHICAGO    0.97| 85.01-90.0  29.26|          |
|Illinois      3.02|TRACY      0.88| 90.01-95.0   9.31|          |
|Maryland      2.50|MIAMI      0.84| 95.01-100.  12.22|          |
|Connecticut   1.85|HOLLISTE   0.83|100.01-103.   0.01|          |
|Virginia      1.71|SAN FRAN   0.79|                  |          |
|Michigan      1.41|RIVERSID   0.74|                  |          |
|*More*       11.65|*More*    88.74|                  |          |
|------------------|---------------|------------------|----------|

 ___________________________________________________________________
|                                                                   |
|FICO                |Doc             |Lien      |PP Rterm          |
|--------------------|----------------|----------|------------------|
|Missing         0.10|Full       68.43|1st  95.80|  0          10.39|
|500-519         4.37|Stated     27.40|2nd   4.20|  1- 18      10.47|
|520-539         5.26|Easy        4.17|          | 19-22       66.29|
|540-559         5.27|                |          | 27-30        0.14|
|560-579         4.39|                |          | 31-35       12.71|
|580-619        21.50|                |          |                  |
|620-649        20.42|                |          |                  |
|650-699        26.31|                |          |                  |
|700-749        10.02|                |          |                  |
|750-799         2.31|                |          |                  |
|*More*          0.04|                |          |                  |
|--------------------|----------------|----------|------------------|

 ____________________________________________________________________________________________________________________________
|                                                                                                                            |
|Amort               |Margins          |Per Rate Cap |Life Adj Cap |Minrate             |Maxrate             |2/04 MTR       |
|--------------------|-----------------|-------------|-------------|--------------------|--------------------|---------------|
|2/28 ARM       58.59| N/A        22.17|   .    22.17|   .    22.17| Missing       22.17| Missing       22.17|Missing   22.17|
|Fixed          22.17| 5.50- 5.9   0.14|  1.50  77.83|  7.00  77.83| 4.01-5.00%     0.14|10.01-13.00%   11.26| 14-24    74.22|
|2/28 IO        15.63| 6.00- 6.4   3.08|             |             | 5.01-6.00%    11.12|13.01-14.00%   31.74| 25-36     3.61|
|3/27 ARM        1.91| 6.50- 6.9  74.61|             |             | 6.01-7.00%    31.74|14.01-15.00%   18.73|               |
|3/27 IO         1.71|                 |             |             | 7.01-8.00%    18.73|15.01-16.00%    7.54|               |
|                    |                 |             |             | 8.01-9.00%     7.54|16.01-17.00%    4.98|               |
|                    |                 |             |             | 9.01-10.00%    4.98|17.01-18.00%    2.00|               |
|                    |                 |             |             |10.01-11.00%    2.05|18.01-19.00%    1.30|               |
|                    |                 |             |             |11.01-12.00%    1.26|19.01-20.00%    0.28|               |
|                    |                 |             |             |12.01-13.50%    0.28|                    |               |
|                    |                 |             |             |                    |                    |               |
|--------------------|-----------------|-------------|-------------|--------------------|--------------------|---------------|

   GSAMP 2004 FM2
       Group3

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Average
                        Full Doc    Limited Doc  Stated Doc   All Docs       LTV         Total Balance      count     Balance
                      ---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Fico
----------------------
500-519                     2.56%          0.25%       1.56%      4.37%    70.1772745    $14,111,264.02        83   170,015.23
-------------------------------------------------------------------------------------------------------------------------------
520-539                     3.60%          0.11%       1.55%      5.26%    69.9916552    $17,003,013.88        91   186,846.31
-------------------------------------------------------------------------------------------------------------------------------
540-559                     3.21%          0.42%       1.64%      5.27%    75.4282323    $17,028,242.59        88   193,502.76
-------------------------------------------------------------------------------------------------------------------------------
560-579                     3.63%          0.13%       0.63%      4.39%    78.8233929    $14,188,730.88        68   208,657.81
-------------------------------------------------------------------------------------------------------------------------------
580-619                    16.28%          1.22%       4.01%     21.50%    79.7586084    $69,446,053.17       329   211,082.23
-------------------------------------------------------------------------------------------------------------------------------
620-649                    14.22%          1.23%       4.97%     20.42%    79.1157273    $65,967,874.19       309   213,488.27
-------------------------------------------------------------------------------------------------------------------------------
650-699                    16.58%          0.82%       8.92%     26.31%    82.5883198    $84,992,555.86       289   294,091.89
-------------------------------------------------------------------------------------------------------------------------------
700-749                     6.74%          0.00%       3.28%     10.02%    85.0826426    $32,375,715.50       108   299,775.14
-------------------------------------------------------------------------------------------------------------------------------
750-799                     1.54%          0.00%       0.77%      2.31%    81.7521403     $7,474,770.99        22   339,762.32
-------------------------------------------------------------------------------------------------------------------------------
800+                        0.00%          0.00%       0.03%      0.04%    53.4011583       $122,483.08         2    61,241.54
-------------------------------------------------------------------------------------------------------------------------------
Missing                     0.07%          0.00%       0.03%      0.10%    26.3877145       $321,584.19         4    80,396.05
-------------------------------------------------------------------------------------------------------------------------------
All                        68.43%          4.17%      27.40%    100.00%    79.6864588   $323,032,288.35     1,393   231,896.83
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                       Fico Missing           1-499        500-549     550-599        600-649           650-699      700-749
                      ---------------------------------------------------------------------------------------------------------
     LTV & FICO
-------------------------------------------------------------------------------------------------------------------------------

----------------------
0.01-50.00%                    0.10%           0.00%         0.64%       0.85%          2.96%             1.04%        0.33%
-------------------------------------------------------------------------------------------------------------------------------
50.01-60.00%                   0.00%           0.00%         1.08%       0.77%          0.58%             0.40%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
60.01-70.00%                   0.00%           0.00%         3.55%       2.18%          2.31%             1.84%        0.25%
-------------------------------------------------------------------------------------------------------------------------------
70.01-75.00%                   0.00%           0.00%         2.31%       1.69%          0.79%             0.84%        0.39%
-------------------------------------------------------------------------------------------------------------------------------
75.01-80.00%                   0.00%           0.00%         3.31%       3.52%          5.69%             7.41%        3.12%
-------------------------------------------------------------------------------------------------------------------------------
80.01-85.00%                   0.00%           0.00%         0.55%       2.57%          2.32%             1.00%        0.49%
-------------------------------------------------------------------------------------------------------------------------------
85.01-90.00%                   0.00%           0.00%         0.13%       5.26%         12.70%             9.08%        2.81%
-------------------------------------------------------------------------------------------------------------------------------
90.01-95.00%                   0.00%           0.00%         0.00%       0.66%          3.71%             2.23%        0.71%
-------------------------------------------------------------------------------------------------------------------------------
95.01-100.00%                  0.00%           0.00%         0.00%       0.00%          1.08%             2.50%        1.93%
-------------------------------------------------------------------------------------------------------------------------------
All                            0.10%           0.00%        11.58%      17.49%         32.15%            26.31%       10.02%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                           750-799        800+         WAC         Margin      Total balance   Average Balance      count
                      ---------------------------------------------------------------------------------------------------------
     LTV & FICO
-------------------------------------------------------------------------------------------------------------------------------

----------------------
0.01-50.00%                  0.02%        0.00%    10.7342114          6.99    19,190,840.06       43,222.61              444
-------------------------------------------------------------------------------------------------------------------------------
50.01-60.00%                 0.00%        0.03%    7.91107323    6.98596414     9,234,390.80      243,010.28               38
-------------------------------------------------------------------------------------------------------------------------------
60.01-70.00%                 0.30%        0.00%    8.11002728    6.92381998    33,699,149.46      244,196.74              138
-------------------------------------------------------------------------------------------------------------------------------
70.01-75.00%                 0.23%        0.00%    7.87727603    6.98513044    20,206,131.15      255,773.81               79
-------------------------------------------------------------------------------------------------------------------------------
75.01-80.00%                 0.70%        0.00%    6.93913379    6.87225419    76,732,837.30      313,195.25              245
-------------------------------------------------------------------------------------------------------------------------------
80.01-85.00%                 0.13%        0.00%    7.17315129    6.97237468    22,789,125.06      340,136.19               67
-------------------------------------------------------------------------------------------------------------------------------
85.01-90.00%                 0.66%        0.00%    6.93510782    6.97368287    98,974,579.43      369,308.13              268
-------------------------------------------------------------------------------------------------------------------------------
90.01-95.00%                 0.14%        0.00%    7.15307893     6.9850812    24,053,620.34      381,803.50               63
-------------------------------------------------------------------------------------------------------------------------------
95.01-100.00%                0.12%        0.00%    7.86052522          6.99    18,151,614.75      355,914.01               51
-------------------------------------------------------------------------------------------------------------------------------
All                          2.31%        0.04%     7.4561899    6.94672388   323,032,288.35      231,896.83            1,393
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                        Fico Missing           1-499        500-549     550-599        600-649           650-699      700-749
                      ---------------------------------------------------------------------------------------------------------
    Prin Balance
-------------------------------------------------------------------------------------------------------------------------------

----------------------
$0 - $25,000                    0.00%           0.00%         0.00%       0.13%          0.42%             0.16%        0.03%
-------------------------------------------------------------------------------------------------------------------------------
$100,000 - $150,000             0.00%           0.00%         2.02%       1.17%          0.66%             0.29%        0.08%
-------------------------------------------------------------------------------------------------------------------------------
$150,000 - $200,000             0.00%           0.00%         1.67%       0.99%          0.32%             0.06%        0.05%
-------------------------------------------------------------------------------------------------------------------------------
$200,000 - $250,000             0.00%           0.00%         1.24%       0.47%          0.07%             0.00%        0.07%
-------------------------------------------------------------------------------------------------------------------------------
$25,000 - $50,000               0.00%           0.00%         0.05%       0.14%          1.10%             0.34%        0.08%
-------------------------------------------------------------------------------------------------------------------------------
$250,001 - $275,000             0.00%           0.00%         0.32%       0.08%          0.00%             0.08%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
$275,001 - $350,000             0.00%           0.00%         1.53%       2.13%          6.14%             3.50%        1.65%
-------------------------------------------------------------------------------------------------------------------------------
$350,001 - $450,000             0.00%           0.00%         2.18%       6.87%         11.21%            10.42%        4.38%
-------------------------------------------------------------------------------------------------------------------------------
$450,001 - $550,000             0.00%           0.00%         1.21%       3.95%          7.59%             7.75%        3.00%
-------------------------------------------------------------------------------------------------------------------------------
$50,000 - $100,000              0.10%           0.00%         1.36%       1.00%          1.42%             0.58%        0.32%
-------------------------------------------------------------------------------------------------------------------------------
$550,001 - $650,000             0.00%           0.00%         0.00%       0.35%          2.49%             2.01%        0.37%
-------------------------------------------------------------------------------------------------------------------------------
$650,001 - $750,000             0.00%           0.00%         0.00%       0.22%          0.45%             0.89%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
$750,001 - $850,000             0.00%           0.00%         0.00%       0.00%          0.00%             0.24%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
$850,001 - $950,000             0.00%           0.00%         0.00%       0.00%          0.28%             0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
All                             0.10%           0.00%        11.58%      17.49%         32.15%            26.31%       10.02%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                        750-799      800+         WAC        Margin        LTV         Total Balance   Average Balance   count
                      ---------------------------------------------------------------------------------------------------------
    Prin Balance
-------------------------------------------------------------------------------------------------------------------------------

----------------------
$0 - $25,000              0.00%      0.00%    11.8833142                 11.03991173    2,368,902.40        13,087.86      181
-------------------------------------------------------------------------------------------------------------------------------
$100,000 - $150,000       0.04%      0.03%    9.67192045          6.99   68.04110393   13,878,034.30       123,911.02      112
-------------------------------------------------------------------------------------------------------------------------------
$150,000 - $200,000       0.00%      0.00%    9.64708091          6.99   72.04086533    9,970,389.92       174,919.12       57
-------------------------------------------------------------------------------------------------------------------------------
$200,000 - $250,000       0.00%      0.00%    9.50169873          6.99   72.54732688    5,976,010.17       221,333.71       27
-------------------------------------------------------------------------------------------------------------------------------
$25,000 - $50,000         0.02%      0.00%    11.6495891          6.99   21.71130796    5,583,171.91        36,491.32      153
-------------------------------------------------------------------------------------------------------------------------------
$250,001 - $275,000       0.00%      0.00%    9.48627656          6.99   66.68469896    1,566,593.06       261,098.84        6
-------------------------------------------------------------------------------------------------------------------------------
$275,001 - $350,000       0.31%      0.00%      7.244671    6.94633029   83.65934895   49,278,586.40       330,728.77      149
-------------------------------------------------------------------------------------------------------------------------------
$350,001 - $450,000       1.34%      0.00%    6.95152147    6.96126488   85.93546888  117,573,438.43       394,541.74      298
-------------------------------------------------------------------------------------------------------------------------------
$450,001 - $550,000       0.59%      0.00%    6.78561829     6.9118551   82.23883737   77,745,490.43       488,965.35      159
-------------------------------------------------------------------------------------------------------------------------------
$50,000 - $100,000        0.02%      0.00%    10.0729608          6.99   57.09258586   15,504,392.12        72,790.57      213
-------------------------------------------------------------------------------------------------------------------------------
$550,001 - $650,000       0.00%      0.00%    6.64876949    6.91581501   81.32896276   16,853,923.04       581,169.76       29
-------------------------------------------------------------------------------------------------------------------------------
$650,001 - $750,000       0.00%      0.00%    6.50117481          6.99   78.17839397    5,044,063.60       720,580.51        7
-------------------------------------------------------------------------------------------------------------------------------
$750,001 - $850,000       0.00%      0.00%           6.7                       64.33      769,292.57       769,292.57        1
-------------------------------------------------------------------------------------------------------------------------------
$850,001 - $950,000       0.00%      0.00%          5.75           6.7            80      920,000.00       920,000.00        1
-------------------------------------------------------------------------------------------------------------------------------
All                       2.31%      0.04%     7.4561899    6.94672388    79.6864588  323,032,288.35       231,896.83    1,393
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                       Fico Missing       1-499        500-549     550-599      600-649       650-699      700-749     750-799
     Prepayment       ---------------------------------------------------------------------------------------------------------
   Penalty & Fico
-------------------------------------------------------------------------------------------------------------------------------

----------------------
0                              0.00%       0.00%         1.61%       1.83%        2.49%         3.29%        1.05%       0.12%
-------------------------------------------------------------------------------------------------------------------------------
12                             0.03%       0.00%         0.98%       1.77%        3.45%         2.22%        0.85%       0.26%
-------------------------------------------------------------------------------------------------------------------------------
24                             0.07%       0.00%         8.19%      12.34%       21.49%        16.86%        7.15%       1.06%
-------------------------------------------------------------------------------------------------------------------------------
30                             0.00%       0.00%         0.00%       0.00%        0.00%         0.12%        0.00%       0.00%
-------------------------------------------------------------------------------------------------------------------------------
36                             0.00%       0.00%         0.80%       1.54%        4.72%         3.82%        0.98%       0.87%
-------------------------------------------------------------------------------------------------------------------------------
All                            0.10%       0.00%        11.58%      17.49%       32.15%        26.31%       10.02%       2.31%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                            800+          WAC         Margin           LTV          Total Balance    Average Balance     count
     Prepayment       ---------------------------------------------------------------------------------------------------------
   Penalty & Fico
-------------------------------------------------------------------------------------------------------------------------------

----------------------
0                            0.00%    8.00657807    6.97974992      75.90214802     33,571,384.86       182,453.18         184
-------------------------------------------------------------------------------------------------------------------------------
12                           0.00%    7.55644074    6.97155586      80.43764467     30,853,358.50       270,643.50         114
-------------------------------------------------------------------------------------------------------------------------------
24                           0.04%    7.38738521    6.94361141      80.18038014    217,089,040.27       239,084.85         908
-------------------------------------------------------------------------------------------------------------------------------
30                           0.00%          9.15          6.99              100        393,918.58       393,918.58           1
-------------------------------------------------------------------------------------------------------------------------------
36                           0.00%    7.27865991    6.82319162      79.41025317     41,124,586.14       221,099.93         186
-------------------------------------------------------------------------------------------------------------------------------
All                          0.04%     7.4561899    6.94672388       79.6864588    323,032,288.35       231,896.83       1,393
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                       Fico Missing       1-499       500-549     550-599       600-649       650-699      700-749     750-799
                      ---------------------------------------------------------------------------------------------------------
     Rate & FICO
-------------------------------------------------------------------------------------------------------------------------------

----------------------
5.00- 5.49%                    0.00%       0.00%        0.00%       0.00%         0.28%         0.82%        0.14%       0.14%
-------------------------------------------------------------------------------------------------------------------------------
5.50- 5.99%                    0.00%       0.00%        0.00%       0.39%         2.28%         3.63%        2.20%       0.35%
-------------------------------------------------------------------------------------------------------------------------------
6.00- 6.49%                    0.00%       0.00%        0.12%       1.66%         4.23%         6.41%        2.23%       0.69%
-------------------------------------------------------------------------------------------------------------------------------
6.50- 6.99%                    0.00%       0.00%        1.40%       3.81%        10.99%         8.09%        2.37%       0.12%
-------------------------------------------------------------------------------------------------------------------------------
7.00- 7.49%                    0.00%       0.00%        0.72%       2.18%         5.57%         2.42%        0.50%       0.69%
-------------------------------------------------------------------------------------------------------------------------------
7.50- 7.99%                    0.00%       0.00%        0.15%       3.50%         3.69%         2.57%        0.65%       0.00%
-------------------------------------------------------------------------------------------------------------------------------
8.00- 8.49%                    0.00%       0.00%        0.88%       1.74%         1.37%         0.71%        0.94%       0.25%
-------------------------------------------------------------------------------------------------------------------------------
8.50- 8.99%                    0.00%       0.00%        2.52%       1.18%         0.53%         0.26%        0.55%       0.06%
-------------------------------------------------------------------------------------------------------------------------------
9.00- 9.49%                    0.00%       0.00%        1.78%       1.33%         0.30%         0.24%        0.14%       0.00%
-------------------------------------------------------------------------------------------------------------------------------
9.50- 9.99%                    0.00%       0.00%        1.47%       0.42%         0.33%         0.30%        0.11%       0.01%
-------------------------------------------------------------------------------------------------------------------------------
10.00-10.99%                   0.00%       0.00%        1.54%       0.60%         0.96%         0.25%        0.09%       0.00%
-------------------------------------------------------------------------------------------------------------------------------
11.00-12.49%                   0.10%       0.00%        0.89%       0.66%         1.03%         0.42%        0.08%       0.01%
-------------------------------------------------------------------------------------------------------------------------------
12.50-12.99%                   0.00%       0.00%        0.11%       0.01%         0.11%         0.10%        0.03%       0.00%
-------------------------------------------------------------------------------------------------------------------------------
13.00-13.49%                   0.00%       0.00%        0.00%       0.00%         0.48%         0.09%        0.00%       0.00%
-------------------------------------------------------------------------------------------------------------------------------
All                            0.10%       0.00%       11.58%      17.49%        32.15%        26.31%       10.02%       2.31%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             800+         WAC         Margin           LTV          Total Balance   Average Balance     count
                      ---------------------------------------------------------------------------------------------------------
     Rate & FICO
-------------------------------------------------------------------------------------------------------------------------------

----------------------
5.00- 5.49%                  0.00%    5.23059222    6.17950875        78.539625      4,466,809.71       446,680.97          10
-------------------------------------------------------------------------------------------------------------------------------
5.50- 5.99%                  0.00%    5.79050227    6.74042578      81.73263963     28,552,850.04       426,161.94          67
-------------------------------------------------------------------------------------------------------------------------------
6.00- 6.49%                  0.00%    6.25458267    6.98619846      80.72244105     49,540,770.08       427,075.60         116
-------------------------------------------------------------------------------------------------------------------------------
6.50- 6.99%                  0.00%    6.79097917          6.99      84.79795271     86,478,906.50       430,243.32         201
-------------------------------------------------------------------------------------------------------------------------------
7.00- 7.49%                  0.00%    7.23279166          6.99      86.21186844     39,047,421.52       406,743.97          96
-------------------------------------------------------------------------------------------------------------------------------
7.50- 7.99%                  0.00%    7.74859893          6.99      85.84777327     34,105,069.61       406,012.73          84
-------------------------------------------------------------------------------------------------------------------------------
8.00- 8.49%                  0.03%    8.24813414          6.99      85.93046251     19,154,843.43       245,574.92          78
-------------------------------------------------------------------------------------------------------------------------------
8.50- 8.99%                  0.00%    8.82674701          6.99      78.10446879     16,465,463.20       169,747.04          97
-------------------------------------------------------------------------------------------------------------------------------
9.00- 9.49%                  0.00%    9.23805022          6.99      76.39957006     12,242,017.16       149,292.89          82
-------------------------------------------------------------------------------------------------------------------------------
9.50- 9.99%                  0.00%    9.78698585          6.99      64.44923492      8,541,318.43       106,766.48          80
-------------------------------------------------------------------------------------------------------------------------------
10.00-10.99%                 0.00%    10.5461167          6.99      51.04624351     11,138,391.24        75,771.37         147
-------------------------------------------------------------------------------------------------------------------------------
11.00-12.49%                 0.00%    11.6055532          6.99      35.83635271     10,309,207.34        39,650.80         260
-------------------------------------------------------------------------------------------------------------------------------
12.50-12.99%                 0.00%     12.834874          6.99      32.94362131      1,149,536.81        42,575.44          27
-------------------------------------------------------------------------------------------------------------------------------
13.00-13.49%                 0.00%    13.1488408                    19.91200597      1,839,683.28        38,326.74          48
-------------------------------------------------------------------------------------------------------------------------------
All                          0.04%     7.4561899    6.94672388       79.6864588    323,032,288.35       231,896.83       1,393
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                         LTV LE 50   50.01 - 60   60.01 - 70   70.01 - 75   75.01 - 80   80.01 - 85   85.01 - 90   90.01 - 95
                      ---------------------------------------------------------------------------------------------------------
    Rate & LTV
-------------------------------------------------------------------------------------------------------------------------------

----------------------
5.00- 5.49%                  0.00%        0.00%        0.17%        0.00%        1.10%        0.00%        0.11%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
5.50- 5.99%                  0.00%        0.17%        0.74%        0.15%        4.70%        0.42%        2.34%        0.32%
-------------------------------------------------------------------------------------------------------------------------------
6.00- 6.49%                  0.00%        0.59%        2.07%        1.27%        4.19%        1.68%        4.82%        0.60%
-------------------------------------------------------------------------------------------------------------------------------
6.50- 6.99%                  0.30%        0.68%        1.26%        1.25%        5.61%        1.68%       12.46%        2.61%
-------------------------------------------------------------------------------------------------------------------------------
7.00- 7.49%                  0.21%        0.10%        0.79%        0.42%        1.79%        0.84%        5.38%        1.83%
-------------------------------------------------------------------------------------------------------------------------------
7.50- 7.99%                  0.15%        0.25%        0.61%        0.53%        1.41%        1.34%        3.48%        1.41%
-------------------------------------------------------------------------------------------------------------------------------
8.00- 8.49%                  0.10%        0.03%        0.65%        0.41%        1.36%        0.27%        0.93%        0.65%
-------------------------------------------------------------------------------------------------------------------------------
8.50- 8.99%                  0.25%        0.28%        0.68%        0.46%        1.66%        0.41%        0.82%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
9.00- 9.49%                  0.08%        0.20%        0.77%        0.74%        1.09%        0.32%        0.25%        0.02%
-------------------------------------------------------------------------------------------------------------------------------
9.50- 9.99%                  0.57%        0.13%        0.58%        0.64%        0.47%        0.09%        0.04%        0.02%
-------------------------------------------------------------------------------------------------------------------------------
10.00-10.99%                 1.37%        0.18%        1.14%        0.38%        0.38%        0.00%        0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
11.00-12.49%                 2.09%        0.24%        0.86%        0.00%        0.00%        0.00%        0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
12.50-12.99%                 0.25%        0.00%        0.11%        0.00%        0.00%        0.00%        0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
13.00-13.49%                 0.57%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
All                          5.94%        2.86%       10.43%        6.26%       23.75%        7.05%       30.64%        7.45%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                        95.01 - 100   100+    fico     Margin          LTV           Total Balance    Average Balance     count
                      ---------------------------------------------------------------------------------------------------------
    Rate & LTV
-------------------------------------------------------------------------------------------------------------------------------

----------------------
5.00- 5.49%                   0.00%   0.00%    679    6.17950875      78.539625       4,466,809.71       446,680.97         10
-------------------------------------------------------------------------------------------------------------------------------
5.50- 5.99%                   0.00%   0.00%    672   6.740425782    81.73263963      28,552,850.04       426,161.94         67
-------------------------------------------------------------------------------------------------------------------------------
6.00- 6.49%                   0.11%   0.00%    658   6.986198462    80.72244105      49,540,770.08       427,075.60        116
-------------------------------------------------------------------------------------------------------------------------------
6.50- 6.99%                   0.93%   0.00%    637          6.99    84.79795271      86,478,906.50       430,243.32        201
-------------------------------------------------------------------------------------------------------------------------------
7.00- 7.49%                   0.73%   0.00%    630          6.99    86.21186844      39,047,421.52       406,743.97         96
-------------------------------------------------------------------------------------------------------------------------------
7.50- 7.99%                   1.37%   0.00%    624          6.99    85.84777327      34,105,069.61       406,012.73         84
-------------------------------------------------------------------------------------------------------------------------------
8.00- 8.49%                   1.54%   0.00%    623          6.99    85.93046251      19,154,843.43       245,574.92         78
-------------------------------------------------------------------------------------------------------------------------------
8.50- 8.99%                   0.53%   0.00%    577          6.99    78.10446879      16,465,463.20       169,747.04         97
-------------------------------------------------------------------------------------------------------------------------------
9.00- 9.49%                   0.31%   0.00%    564          6.99    76.39957006      12,242,017.16       149,292.89         82
-------------------------------------------------------------------------------------------------------------------------------
9.50- 9.99%                   0.11%   0.00%    569          6.99    64.44923492       8,541,318.43       106,766.48         80
-------------------------------------------------------------------------------------------------------------------------------
10.00-10.99%                  0.00%   0.00%    572          6.99    51.04624351      11,138,391.24        75,771.37        147
-------------------------------------------------------------------------------------------------------------------------------
11.00-12.49%                  0.00%   0.00%    594          6.99    35.83635271      10,309,207.34        39,650.80        260
-------------------------------------------------------------------------------------------------------------------------------
12.50-12.99%                  0.00%   0.00%    613          6.99    32.94362131       1,149,536.81        42,575.44         27
-------------------------------------------------------------------------------------------------------------------------------
13.00-13.49%                  0.00%   0.00%    634                  19.91200597       1,839,683.28        38,326.74         48
-------------------------------------------------------------------------------------------------------------------------------
All                           5.62%   0.00%    630   6.946723877     79.6864588     323,032,288.35       231,896.83      1,393
-------------------------------------------------------------------------------------------------------------------------------